Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Expand Energy Corporation (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael A. Wichterich, Chairman of the Board, Interim President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 28, 2026	By:	/s/ MICHAEL A. WICHTERICH
Michael A. Wichterich
Chairman of the Board, Interim President and Chief Executive Officer